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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 20, 1998
                                                          -------------

                              SunTrust Banks, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Georgia                    001-08918                  58-1575035
----------------------------        ------------           ------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


         303 Peachtree St., N.E., Atlanta, Georgia                  30308
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (404) 588-7711
                                                    --------------





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Item 5.  Other Events

         On July 20, 1998, the Registrant issued a Press Release announcing that Registrant and Crestar Financial Corporation ("Crestar") had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for a merger of a wholly owned subsidiary of Registrant with and into Crestar (the "Merger"). Under the terms of the Merger Agreement, Crestar shareholders will receive, in a tax-free exchange, 0.96 shares of Registrant's common stock for each share of Crestar common stock. It is intended that the Merger will be accounted for as a pooling-of-interests. In connection with the announcement, the board of directors of Registrant has rescinded its stock repurchase authorization.

         Completion of the Merger is subject to certain conditions, including
(i) the approval of the shareholders of the Registrant and Crestar, (ii) the approval of the appropriate state and federal bank regulators and other governmental agencies, (iii) the receipt by Registrant and Crestar of letters from KPMG Peat Marwick LLP and Arthur Andersen LLP that the transaction contemplated by the Merger Agreement qualifies for pooling-of-interests accounting treatment, (iv) the receipt by Registrant and Crestar of opinions from King & Spalding and Skadden, Arps, Slate, Meagher & Flom LLP, respectively, that the Merger will be treated for federal tax purposes as a tax free reorganization and (v) other conditions to closing customary for a transaction of this type.

         Contemporaneously with the execution of the Merger Agreement, Registrant and Crestar entered into option agreements (the "Stock Option Agreements"). The Stock Option Agreements provide (i) Registrant with the right to purchase a number of shares of Crestar common stock equal to 19.9% of Crestar's outstanding common stock and (ii) Crestar with the right to purchase a number of shares of Registrant common stock equal to 9.9% of Registrant's outstanding common stock. The price per share of Crestar common stock payable upon exercise of the option is $62-7/8 and the price per share of Registrant common stock payable upon exercise of the option is $87.00. The options granted under the Stock Option Agreements are exercisable only upon the occurrence of certain triggering events which are defined in the Stock Option Agreements. No triggering event has occurred at this time for either of the Stock Option Agreements.

         The foregoing description is qualified in its entirety by reference to the complete text of the Merger Agreement and the Stock Option Agreements, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this current report on Form 8-K and are incorporated by reference herein in their entirety.

         A copy of the news release, dated July 20, 1998 (the "News Release"), relating to the Merger is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. A copy of the presentation materials (the "Presentation Materials") given to analysts and certain other parties on July 20, 1998 relating to the Merger is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

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         The News Release and certain of the Presentation Materials contain, among other things, certain forward-looking statements regarding each of the Registrant, Crestar and the combined companies following the Merger, including statements relating to cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger, and certain restructuring charges expected to be incurred in connection with the Merger. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the Registrant's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger may not be fully realized or realized within the expected time frame; (2) revenues following the Merger may be lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the Merger may be greater than expected;
(3) competitive pressures among depository and other financial institutions may increase significantly; (4) costs or difficulties related to the integration of the business of the Registrant and Crestar may be greater than expected; (5) changes in the interest rate environment may reduce margins; (6) general economic or business conditions, either nationally or in the states or regions in which the Registrant does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (7) legislative or regulatory changes may adversely affect the businesses in which the Registrant is engaged; and (8) changes may occur in the securities markets.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                           2.1      Agreement and Plan of Merger, dated July 20,
                                    1998, by and among Registrant, Crestar
                                    Financial Corporation and SMR Corporation.

                           2.2 Stock Option Agreement, dated July 20, 1998, by and between Registrant (as Grantee) and Crestar Financial Corporation (as Issuer).

                           2.3 Stock Option Agreement, dated July 20, 1998, by and between Crestar Financial Corporation
                                    (as Grantee) and Registrant (as Issuer).

                           99.1 Text of News Release Relating to the Merger dated July 20, 1998.

                           99.2 Text of Presentation Material Relating to the Merger dated July 20, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SUNTRUST BANKS, INC.
                                       (Registrant)



Date: July 20, 1998                    By:      /s/ Raymond D. Fortin
                                                ---------------------
                                                Raymond D. Fortin
                                                Senior Vice President







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                                  EXHIBIT INDEX


2.1      Agreement and Plan of Merger, dated July 20, 1998, by and among
         Registrant, Crestar Financial Corporation and SMR Corporation.

2.2      Stock Option Agreement, dated July 20, 1998, by and between Registrant
         (as Grantee) and Crestar Financial Corporation (as Issuer).

2.3      Stock Option Agreement, dated July 20, 1998, by and between Crestar
         Financial Corporation (as Grantee) and Registrant (as Issuer).

99.1     Text of News Release Relating to the Merger dated July 20, 1998.

99.2     Text of Presentation Materials Relating to the Merger dated July 20,
         1998.














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